                                                                      EX-99.B(m)

                                   APPENDIX A
                                   ----------


------------------------------------------------------
Funds Trust
Funds and Share Classes                     Maximum
                                           Rule 12b-1
                                              Fee
-----------------------------------------------------
1.   Arizona Tax-Free Fund
       Class B                                 0.75
------------------------------------------------------
2.   Asset Allocation Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
3.   California Tax-Free Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
4.   Colorado Tax-Free Fund
       Class B                                 0.75
------------------------------------------------------
5.   Corporate Bond Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
6.   Diversified Equity Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
7.   Diversified Small Cap Fund
       Class B                                 0.75
------------------------------------------------------
8.   Equity Income Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
9.   Equity Index Fund
       Class B                                 0.75
------------------------------------------------------
10.  Equity Value Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
10.  Growth Balanced Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
10.  Growth Equity Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
11.  Growth Fund
       Class B                                 0.75
------------------------------------------------------
12.  Income Fund
       Class B                                 0.75
------------------------------------------------------
13.  Income Plus Fund

------------------------------------------------------
Funds Trust
Funds and Share Classes                     Maximum
                                           Rule 12b-1
                                              Fee
-----------------------------------------------------
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
14.  Index Allocation Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
15.  Intermediate Government Income Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
16.  International Equity Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
17.  International Fund
       Class B                                 0.75
------------------------------------------------------
18.  Large Cap Appreciation Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
19.  Large Company Growth Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
20.  Limited Term Government Income Fund
       Class B                                 0.75
------------------------------------------------------
21.  Mid Cap Growth Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
22.  Minnesota Tax-Free Fund
       Class B                                 0.75
------------------------------------------------------
23.  Money Market Fund
       Class B                                 0.75
------------------------------------------------------
24.  National Tax-Free Fund
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
25.  Oregon Tax-Free Fund                      0.75
       Class B
------------------------------------------------------
26.  Outlook Today Fund
       Class A                                 0.25*
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
27.  Outlook 2010 Fund
       Class A                                 0.25*
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
28.  Outlook 2020 Fund

------------------------------------------------------
Funds Trust
Funds and Share Classes                     Maximum
                                           Rule 12b-1
                                              Fee
------------------------------------------------------
       Class A                                 0.25*
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
29.  Outlook 2030 Fund
       Class A                                 0.25*
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
30.  Outlook 2040 Fund
       Class A                                 0.25*
       Class B                                 0.75
       Class C                                 0.75
------------------------------------------------------
31.  Overland Express Sweep Fund               0.30
------------------------------------------------------

    * If shareholders approve pending Advisory Proposals, the 0.25% distribution fee on Class A shares of each Outlook Fund will be eliminated.

------------------------------------------------------
Funds Trust
Funds and Share Classes                      Maximum
                                           Rule 12b-1
                                               Fee
------------------------------------------------------

32.  Small Cap Growth Fund
      Class B                                 0.75
      Class C                                 0.75
------------------------------------------------------
33.  Small Cap Opportunities Fund
      Class B                                 0.75
------------------------------------------------------
34.  Small Cap Value Fund
      Class B                                 0.75

35.  Specialized Health Sciences Fund
      Class B                                 0.75
      Class C                                 0.75
------------------------------------------------------
36.  Specialized Technology Fund
      Class B                                 0.75
      Class C                                 0.75
------------------------------------------------------
37.  Stable Income Fund
      Class B                                 0.75
------------------------------------------------------
38.  Wealthbuilder Growth & Income Portfolio  0.75
------------------------------------------------------
39.  Wealthbuilder Growth Balanced Portfolio  0.75
------------------------------------------------------
40.  Wealthbuilder Growth Portfolio           0.75
------------------------------------------------------
41.  Wells Fargo SIFE Specialized Financial
     Services Fund
      Class B                                 0.75
      Class C                                 0.75
------------------------------------------------------


Approved by the Board of Trustees: March 26, 1999 as amended on May 9, 2000, July 25, 2000, February 6, 2001, May 8, 2001, and August 7, 2001.

Most recent annual approval date:  August 7, 2001.